                                                                      Exhibit 24

                            THE LAMSON & SESSIONS CO.


                          DIRECTORS' POWER OF ATTORNEY
                          ----------------------------


         Each of the undersigned members of the Board of Directors of The Lamson & Sessions Co., an Ohio Corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D. C., an annual report of the Corporation on Form 10-K for the fiscal year ended January 2, 1999 ("1998 Form 10-K") under the provisions of the Securities Act of 1934, as amended, does hereby constitute and appoint James J. Abel and John B. Schulze, jointly and severally, with full power and substitution and resubstitution, as attorney(s) to sign for him and in his name, in the capacities indicated below, the 1998 Form 10-K, including any amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever necessary and required to be done in connection with such signing as fully to all intents and purposes as he would do if personally present, hereby ratifying and approving the acts of said attorney(s) and any substitutes(s) therefor in connection with such signing:


         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 25th day of February 1999.




/s/ James  T. Bartlett                  /s/ John C. Dannemiller
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James T. Bartlett                       John C. Dannemiller
Director                                Director


/s/ Francis H. Beam, Jr.                /s/ George R. Hill
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Francis H. Beam, Jr.                    George R. Hill
Director                                Director


/s/ William H. Coquillette              /s/ A. Malachi Mixon, III
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William H. Coquillette                  A. Malachi Mixon, III
Director                                Director


/s/ Martin J. Cleary                    /s/ John C. Morley
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Martin J. Cleary                        John C. Morley
Director                                Director



                               /s/ D. Van Skilling
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                                 D. Van Skilling
                                    Director